UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2009

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-51217	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois	60179
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 2, 2009, the Board of Directors of the Registrant approved an amendment and restatement of the By-Laws of the Registrant (the “By-Laws”), effective immediately. The amendment adds a new Section 3 to Article VI of the By-Laws that expressly provides for electronic transmission of various communications (other than the notice required by stockholders pursuant to Section 9 of Article I and Section 2 of Article II of the By-Laws) to the fullest extent permitted by law.

The summary information set forth in this Current Report on Form 8-K regarding the Company’s Amended and Restated By-Laws is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.2 – Amended and Restated By-Laws, effective December 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

	By:	/S/ WILLIAM K. PHELAN
William K. Phelan
Senior Vice President and Controller
Date: December 4, 2009

Exhibit Index

Exhibit 3.2 – Amended and Restated By-Laws, effective December 2, 2009